Supplement dated March 4, 2021
to the Prospectus dated May 1, 2020, as supplemented, for:
MassMutual ElectrumSM
Issued by Massachusetts Mutual Life Insurance Company
THIS SUPPLEMENT MUST BE READ IN CONJUNCTION WITH YOUR PROSPECTUS. PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.
This supplement amends certain information in the above-referenced prospectus (“Prospectus”):
Effective as of the close of business on May 1, 2021, the Lord Abbett Developing Growth Portfolio, the MML Equity Index Fund, the Voya International Index Portfolio, the Voya Russell™ Mid Cap Index Portfolio, and the Voya Russell™ Small Cap Index Portfolio (the “Funds”) will be closed to new investors.
If you have account value allocated to the Funds as of the close of business on May 1, 2021, you may continue to take any of the following actions on or after May 1, 2021, subject to the terms and conditions contained in the Prospectus:
•
Transfer amounts out of the Funds and into other investment choices;

•
Withdraw amounts from the Funds;

•
Maintain your current investment in the Funds;

•
Transfer amounts from other investment choices into the Funds;

•
Allocate new money to the Funds via purchase payments; and

•
Continue to use the Funds as part of the Automated Account Value Transfer or Automated Account Re-Balancing programs.

If you do not have account value allocated to the Funds, you may not take any of the above actions on or after May 1, 2021.
If you have questions about this supplement, or other product questions, you may contact your registered representative, call our Customer Service Center at (800) 665-2654 (Monday through Friday, 8 a.m. — 5 p.m. Eastern Time), or visit us online at www.massmutual.com/contact-us.
For more information about the funds, read the fund prospectuses. Fund prospectuses are available on our website at www.massmutual.com.
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